UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 30, 2008

SCBT FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or other jurisdiction of incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

520 Gervais Street Columbia, South Carolina (Address of principal executive offices)		29201 (Zip Code)

(800) 277-2175

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 5.02(e) – Compensatory Arrangements of Certain Officers.

Supplemental Executive Retirement Agreements

On December 30, 2008, SCBT, National Association, (the “Bank”), the wholly-owned operating subsidiary of SCBT Financial Corporation (the “Company”) amended its Supplemental Executive Retirement Agreements by and between the Bank and Robert R. Hill, Jr., John C. Pollok, and Joe E. Burns, each individually, to allow for a payout of the accrued account balances immediately upon termination of the Supplemental Executive Retirement Agreements rather than upon the Executive’s normal retirement age.  On December 30, 2008, the Bank notified these executives that it had terminated these Agreements effective December 31, 2008, and will pay the balance of any accrued benefits owed under the Agreements to the executives within thirty days of termination of the Agreements.  The Bank anticipates replacing these Agreements with grants of restricted stock which would be intended to provide similar economic benefit to the executives and more closely align the interests of these executives with the long term profitability of the Bank, the Company and its shareholders.

The foregoing summary of the material features of the amendments to the Supplemental Executive Retirement Agreements and termination notifications are qualified in their entirety by reference to the provisions of the agreements and notifications, the form of which are attached as Exhibits 10.1 and 10.2, respectively, to this report, and incorporated herein by reference.

On December 31, 2008, the Bank also amended the Supplemental Executive Retirement Agreements by and between the Bank and Thomas S. Camp, Richard C. Mathis, Dane H. Murray, and John F. Windley, each individually, each previously dated on or about November 1, 2006.  These agreements were amended to cause the executive’s right to certain payments to vest upon the occurrence of a change of control of the Company regardless of whether the executive’s employment is terminated.  Prior to the amendment, any termination of employment other than for death, whether voluntary or involuntary, following a change of control of the Company would have resulted executive’s right to certain payments becoming vested under the Supplemental Executive Retirement Agreements.  These amendments were made to ensure compliance with the regulations issued pursuant to Internal Revenue Code Section 409A.

The foregoing summary of the material features of the amendments to the Supplemental Executive Retirement Agreements is qualified in its entirety by reference to the provisions of the agreements, the form of which is attached as Exhibit 10.3 to this report, and incorporated herein by reference.

2004 Stock Incentive Plan

On December 30, 2008, the Company also amended its 2004 Stock Incentive Plan to comply with the Section 409A regulations.  This amendment included revisions to the definition of fair market value and other revisions to ensure the Plan is operated in compliance with the Section 409A regulations.  The foregoing summary of the amendment to the 2004 Stock Incentive Plan is qualified in its entirety by reference to the provisions of the amendments, the form of which is attached as Exhibit 10.4 to this report, and incorporated herein by reference.

Employment and Noncompetition Agreements

On December 31, 2008, the Bank and the Company also amended and restated the Employment and Noncompetition Agreements by and between the Company, the Bank and Robert R. Hill, Jr., John C. Pollok, Joe E. Burns, Thomas S. Camp, Richard C. Mathis, Dane H. Murray, and John F. Windley to comply with the Section 409A regulations.  Such amendments included revisions to certain defined terms and other revisions to ensure the Plan is operated in compliance with the Section 409A regulations.  The foregoing summary of the amended and restated Employment and Noncompetition Agreements is qualified in its entirety by reference to the provisions of the Agreements, which are attached as Exhibits 10.5 - 10.11 to this report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Form of amendment to the Supplemental Executive Retirement Agreements for Robert R. Hill, Jr., John C. Pollok,
and Joe E. Burns

10.2	Form of termination notification regarding the Supplemental Executive Retirement Agreements for Robert R.
Hill, Jr., John C. Pollok, and Joe E. Burns

10.3	Form of amendment to the Supplemental Executive Retirement Agreements for Thomas S. Camp, Richard C.
Mathis, Dane H. Murray, and John F. Windley

10.4	Amendment to the 2004 Stock Incentive Plan

10.5	Amended and Restated Employment and Noncompetition Agreement with Robert R. Hill, Jr.

10.6	Amended and Restated Employment and Noncompetition Agreement with John C. Pollok

10.7	Amended and Restated Employment and Noncompetition Agreement with Joe E. Burns

10.8	Amended and Restated Employment and Noncompetition Agreement with Thomas S. Camp

10.9	Amended and Restated Employment and Noncompetition Agreement with Richard C. Mathis

10.10	Amended and Restated Employment and Noncompetition Agreement with Dane H. Murray

10.11	Amended and Restated Employment and Noncompetition Agreement with John F. Windley

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCBT FINANCIAL CORPORATION
(Registrant)

Date:	January 6, 2009	/s/ John C. Pollok
John C. Pollok
Senior Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1	Form of amendment to the Supplemental Executive Retirement Agreements for Robert R. Hill, Jr., John C. Pollok,
and Joe E. Burns

10.2	Form of termination notification regarding the Supplemental Executive Retirement Agreements for Robert R.
Hill, Jr., John C. Pollok, and Joe E. Burns

10.3	Form of amendment to the Supplemental Executive Retirement Agreements for Thomas S. Camp, Richard C.
Mathis, Dane H. Murray, and John F. Windley

10.4	Amendment to the 2004 Stock Incentive Plan

10.5	Amended and Restated Employment and Noncompetition Agreement with Robert R. Hill, Jr.

10.6	Amended and Restated Employment and Noncompetition Agreement with John C. Pollok

10.7	Amended and Restated Employment and Noncompetition Agreement with Joe E. Burns

10.8	Amended and Restated Employment and Noncompetition Agreement with Thomas S. Camp

10.9	Amended and Restated Employment and Noncompetition Agreement with Richard C. Mathis

10.10	Amended and Restated Employment and Noncompetition Agreement with Dane H. Murray

10.11	Amended and Restated Employment and Noncompetition Agreement with John F. Windley